UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21629

SPECIAL VALUE EXPANSION FUND, LLC
(Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Address of Principal Executive Offices) (Zip Code)

JEEVAN B. GORE, SECRETARY
SPECIAL VALUE EXPANSION FUND, LLC
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: SEPTEMBER 30, 2006

Date of reporting period: SEPTEMBER 30, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL SHAREHOLDER REPORT

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)
September 30, 2006

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Annual Shareholder Report

September 30, 2006

Contents

Financial Statements

Report of Independent Registered Public Accounting Firm	2
Statement of Assets and Liabilities	3
Statement of Investments	4
Statement of Operations	8
Statements of Changes in Net Assets	9
Statement of Cash Flows	10
Notes to Financial Statements	11

Supplemental Information (Unaudited)

Portfolio Asset Allocation	28
Directors and Officers	29
Changes in Persons Primarily Responsible for Portfolio Management	34
Approval of Investment Management Agreement	35

Special Value Expansion Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Special Value Expansion Fund, LLC

We have audited the accompanying statement of assets and liabilities of Special Value Expansion Fund, LLC (a Delaware Limited Liability Company) (the “Company”), including the statement of investments, as of September 30, 2006, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Special Value Expansion Fund, LLC (a Delaware Limited Liability Company) as of September 30, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three fiscal years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Los Angeles, California
November 16, 2006

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities

September 30, 2006

	Cost	Fair Value
Assets
Investments in securities of unaffiliated issuers
Debt securities	$333,975,948	$345,305,411
Equity securities	57,648,345	65,116,287
Total investments in securities of unaffiliated issuers	391,624,293	410,421,698
Investments in securities of affiliates
Debt securities	24,780,383	27,017,804
Equity securities	26,307,949	31,546,134
Total investments in securities of affiliates	51,088,332	58,563,938
Total investments	442,712,625	468,985,636
Cash and cash equivalents (Note 2)		20,462,328
Receivable for investment securities sold		9,242,684
Accrued interest income on securities of unaffiliated issuers		8,243,582
Accrued interest income on securities of affiliates		1,777,938
Prepaid expenses and other assets		313,990
Deferred debt issuance costs		1,819,858
Total assets		510,846,016

Liabilities
Credit facility payable		80,000,000
Performance fees payable		12,784,699
Payable for investment securities purchased		2,239,932
Management and advisory fees payable		300,000
Director fees payable		42,500
Accrued expenses and other liabilities		834,827
Total liabilities		96,201,958
Preferred Stock
Auction rate money market preferred stock; liquidation preference $50,000/share;
unlimited shares authorized, 2,000 shares issued and outstanding		100,000,000
Accumulated dividends on auction rate money market preferred stock		208,327
Series S, liquidation preference $1,000/share; 1 share authorized, no shares issued
and outstanding		-
Series Z, $500/share liquidation preference; 500 shares authorized, 312 shares
issued and outstanding		156,000
Accumulated dividends on Series Z preferred stock		9,604
Total preferred stock		100,373,931
Net assets applicable to common shareholders		$314,270,127
Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized; 546,750.239
shares issued and outstanding		$547
Paid-in capital in excess of par		298,261,492
Distributions in excess of net investment income		(10,046,992)
Accumulated net realized gain on investments		-
Accumulated net unrealized gain on investments		26,273,011
Accumulated dividends to preferred shareholders		(217,931)
Net assets applicable to common shareholders		$314,270,127
Common stock, NAV per share		$574.80

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments

September 30, 2006

Showing Percentage of Total Cash and Investments of the Company

	Principal	Fair	Cash and
Security	Amount	Value	Investments
Debt Securities (76.04%)
Bank Debt (54.08%) (1)
Diversified/Conglomerate Manufacturing (6.76%)
Revere Industries, LLC, 2nd Lien Term Loan, LIBOR + 9%, due 6/14/11
(Acquired 12/14/05, Amortized Cost $17,804,000)	$17,804,000	$17,870,765	3.65%
Vitesse Semiconductor Corp. 1st Lien Term Loan, LIBOR + 4% Cash +
5% PIK, due 6/7/10 (Acquired 6/7/06, Amortized Cost $15,430,267)	$15,430,267	15,198,813	3.11%
Total Diversified/Conglomerate Manufacturing		33,069,578
Diversified/Conglomerate Service (5.20%)
Online Resources Corp. Sr. Sec Loan, LIBOR+7%, due 6/26/11
(Acquired 7/3/06, Amortized Cost $25,222,552)	$25,222,552	25,474,777	5.20%
Electronics (7.73%)
Isola USA Corp. Senior Notes, LIBOR + 8%, due 4/21/10
(Acquired 4/21/06, Amortized Cost $37,091,988)	$37,091,988	37,833,828	7.73%
Personal Transportation (10.00%)
Delta Airlines, Inc. DIP Term Loan C, LIBOR + 7.5%, due 3/16/08
(Acquired 9/23/05, Amortized Cost $23,382,789)	$23,738,872	24,439,169	4.99%
(Acquired 10/07/05, Amortized Cost $2,922,849)	$2,967,359	3,054,896	0.62%
Northwest Airlines, Inc. 1st Preferred Mortgage, 9.85%, due 10/15/12
(Restated and Amended 1/18/06, Amortized Cost $12,823,009)	$12,930,147	12,736,195	2.60%
Northwest Airlines, Inc. 1st Preferred Mortgage, 9.85%, due 7/15/13
(Restated and Amended 1/18/06, Amortized Cost $6,602,536)	$6,659,408	6,581,835	1.34%
Northwest Airlines, Inc. 1st Preferred Mortgage, 9.85%, due 12/15/13
(Restated and Amended 1/18/06, Amortized Cost $2,227,431)	$2,246,617	2,220,447	0.45%
Total Personal Transportation		49,032,542
Printing/Publishing (2.84%)
Weekly Reader Corp. Tranche B Term Loan, LIBOR + 8.5% Cash + 1% PIK,
due 7/22/09 (Acquired 7/22/05, Amortized Cost $13,489,781)	$13,489,781	13,894,475	2.84%
Telecommunications (15.22%)
Eicon Networks Corporation, Sr. Sec. Note, LIBOR + 8%, due 3/28/12
(Acquired 9/28/06, Amortized Cost $19,287,834)	$19,287,834	19,287,834	3.94%
Enterasys Network Distribution Ltd. Sr. Sec. Note, LIBOR + 9%, due 2/22/11
(Acquired 3/1/06, Amortized Cost $2,700,297) - (Ireland) (2)	$2,755,405	2,851,844	0.58%
Enterasys Networks, Inc. Sr. Sec. Note, LIBOR + 9%, due 2/22/11
(Acquired 3/1/06, Amortized Cost $11,839,763) (2)	$12,081,390	12,504,239	2.55%
Gores Ent Holdings, Inc. Sr. Sec. Note, LIBOR + 9.166%, due 2/22/11
(Acquired 3/1/06, Amortized Cost $10,240,323) (2)	$11,661,721	11,661,721	2.38%
Integra Telecom, Inc. 2nd Lien Senior Secured Term Loan,
LIBOR + 7% Cash + 4% PIK, due 7/31/12
(Acquired 7/31/06, Amortized Cost $12,154,914)	$12,781,572	13,548,467	2.77%
Wild Blue Communications, Inc. 1st Lien Delayed Draw Term Loan,
LIBOR + 2.5% Cash + 7.5% PIK, due 4/9/07
(Acquired 6/6/06, Amortized Cost $14,153,526)	$14,282,962	14,387,837	2.94%
Wild Blue Communications, Inc. 2nd Lien Delayed Draw Term Loan,
LIBOR + 4.5% Cash + 4.5% PIK, due 8/15/11
(Acquired 8/16/06, Amortized Cost $0)	$16,178,369	283,121	0.06%
Total Telecommunications		74,525,063

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (continued)

September 30, 2006

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments
Debt Securities (continued)
Utilities (6.33%)
Hawkeye Renewables, LLC 2nd Lien Term Loan, LIBOR+ 7.25%, due 6/30/13
(Acquired 7/18/06, Cost $10,994,065)	$11,275,964	$11,233,680	2.30%
La Paloma Generating Co. Residual Bank Debt
(Acquired 2/2/05, 3/18/05, and 5/6/05, Cost $2,159,822) (3)	$13,943,926	1,382,397	0.28%
Mach Gen, LLC Bank Debt
(Acquired 8/17/05, 11/19/05, 12/14/05 and 12/19/05, Cost $15,634,515) (3)	$13,606,197	18,368,365	3.75%
Total Utilities		30,984,442

Corporate Debt Securities (21.96%)
Automobiles (3.32%)
Delco Remy International, Inc. Senior Notes, 8.625%, due 12/15/07	$3,191,000	2,903,810	0.59%
Delco Remy International, Inc. Senior Subordinated Notes, 11%, due 5/1/09	$16,653,000	8,326,500	1.70%
Delco Remy International, Inc. Senior Subordinated Notes, 9.375%, due 4/15/12	$11,173,000	5,027,850	1.03%
Total Automobiles		16,258,160

Containers, Packaging and Glass (9.74%)
Pliant Corp. Senior Secured Notes, 11.125%, due 9/1/09	$13,852,000	13,574,960	2.77%
Pliant Corp. Notes, 13%, due 7/15/10	$253,000	177,100	0.04%
Radnor Holdings Senior Secured Tranche A Notes, LIBOR + 7.25%, due 9/15/09
(Acquired 12/1/05, Amortized Cost $27,271,915) (4)	$27,478,000	26,516,270	5.42%
Radnor Holdings Senior Secured Tranche B Notes, LIBOR + 7.25%, due 9/15/09
(Acquired 12/1/05, Amortized Cost $706,660) (4)	$712,000	687,080	0.14%
Radnor Holdings Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09
(Acquired 4/4/06, Amortized Cost $6,811,237) (4)	$6,973,000	6,728,945	1.37%
Total Containers, Packaging and Glass		47,684,355

Leisure, Amusement, Motion Pictures and Entertainment (3.13%)
Bally Total Fitness Holdings, Inc. Senior Sub. Notes, 9.875%, due 10/15/07	$17,378,000	15,336,085	3.13%

Printing/Publishing (2.23%)
Phoenix Color Corp. Senior Subordinated Notes, 11%, due 2/1/09	$11,380,000	10,924,800	2.23%

Utilities (3.54%)
Calpine Generating Co. Secured Floating Rate Notes, LIBOR + 9%, due 4/1/11	$16,173,000	17,305,110	3.54%

Total Debt Securities (cost $358,756,331)		372,323,215

Equity Securities (19.77%)
Automotives (4.11%)
EaglePicher Holdings Inc. Common Stock	854,400	20,095,488	4.11%
(Acquired 3/9/05, Cost $16,009,993) (2), (3), (4)

Containers, Packaging and Glass (0.18%)
Pliant Corporation Common Stock (3)	217	217	0.00%
Pliant Corporation 13% Preferred Stock	1,918,000	866,735	0.18%
Radnor Holdings Series A Convertible Preferred Stock
(Acquired 10/27/05, Cost $7,163,929) (3), (4)	7,874,163	-	0.00%
Radnor Holdings Common Stock
(Acquired 7/31/06, Cost $60,966) (3), (4)	30	-	0.00%
Radnor Holdings Non-Voting Common Stock
(Acquired 7/31/06, Cost $628,814) (3), (4)	305	-	0.00%

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (continued)

September 30, 2006

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments
Equity Securities (continued)
Containers, Packaging and Glass (continued)
Radnor Holdings Warrants for Common Stock
(Acquired 10/27/05, Cost $594) (3), (4)	1	$-	0.00%
Radnor Holdings Warrants for Non-Voting Common Stock
(Acquired 10/27/05, Cost $594) (3), (4)	1	-	0.00%
Total Containers, Packaging and Glass		866,952

Diversified/Conglomerate Manufacturing (4.22%)
Lawson Software Inc. Common Stock (3)	2,849,256	20,657,106	4.22%

Diversified/Conglomerate Service (4.55%)
Online Resources Corp. Series A-1 Convertible Preferred Stock
(Acquired 7/3/06, Cost $22,255,193) (3), (4)	22,255,193	22,255,193	4.55%

Electronics (0.27%)
TPG Hattrick Holdco, LLC Common Units
(Acquired 4/21/06, Cost $1,186,944) (3), (4)	969,092	1,327,656	0.27%

Leisure, Amusement, Motion Pictures and Entertainment (0.04%)
Bally Total Fitness Holdings, Inc. Restricted Common Stock
(Acquired 8/24/05 and 4/03/06, Amortized Cost $393,521) (3), (4), (6)	179,199	202,943	0.04%

Telecommunications (3.03%)
Eicon Networks Corporation, Class A Convertible Preferred Shares
(Acquired 9/28/06, Amortized Cost $2,967,357) (3), (4)	3,037,033	2,967,357	0.61%
Gores Ent Holdings, Inc. Series A Convertible Preferred Stock
(Acquired 3/1/06, Amortized Cost $9,109,792) (2), (3), (4)	9,109.792	9,929,673	2.03%
Gores Ent Holdings, Inc. Series B Convertible Preferred Stock
(Acquired 3/1/06, Amortized Cost $1,188,164) (2), (3), (4)	1,843.827	1,520,973	0.31%
Integra Telecom, Inc. Warrants to purchase various Common and Preferred Stock
(Acquired 7/31/06, Amortized Cost $382,723) (3), (4)	1,144,390	382,723	0.08%
Total Telecommunications		14,800,726

Utilities (0.49%)
Mach Gen, LLC Common Units
(Acquired 8/17/05, 11/9/05, 12/14/05, and 12/19/05, Amortized Cost $0) (3), (4), (7)	1,038	-	0.00%
Mach Gen, LLC Preferred Units
(Acquired 8/17/05, 11/9/05, 12/14/05, and 12/19/05, Amortized Cost $0) (3), (4), (7)	4,076	-	0.00%
THL Hawkeye Equity Investors, L.P. Interest
(Acquired 7/25/06 Amortized Cost $2,373,887) (3), (4)	2,373,887	2,373,887	0.49%
Total Utilities		2,373,887

Miscellaneous Securities (2.88%) (3), (5)	842,253	14,082,470	2.88%

Total Equity Securities (cost $83,956,294)		96,662,421

Total Investments in Securities (cost $442,712,625)		468,985,636

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (continued)

September 30, 2006

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments
Cash and Cash Equivalents (4.19%)
GECC Commercial Paper, 5.20%, due 10/5/06	$500,000	$499,494	0.11%
UBS Finance. Commercial Paper, 5.25%, due 10/5/06	$12,000,000	11,947,500	2.44%
Wells Fargo Bank Overnight Repo	$3,773,778	3,773,778	0.77%
Cash Held on Account at Various Institutions	$4,241,556	4,241,556	0.87%
Total Cash and Cash Equivalents (8)		20,462,328
Total Cash and Investments in Securities		$489,447,964	100.00%

Notes to Statement of Investments

(1)
Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(2)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

(3)	Non-income producing security.

(4)	Restricted security.

(5)	Miscellaneous Securities are comprised of certain unrestricted security positions that have not previously been publicly disclosed.

(6)
Registration of this issue of restricted stock may be forced by a majority of the eligible holders of the issue by written notice to the issuer once the issuer becomes eligible to use a short form registration statement on Form S-3. On April 3, 2006, the Company owned $13,104,000 par of unrestricted Bally Total Fitness Holdings, Inc. 9.875% Senior Subordinated Notes, due 10/15/07, with a carrying value of $13,333,320.

(7)	The Mach Gen common and preferred units are nondetachable from the Mach Gen bank debt listed above, and therefore may be considered to be subject to the same contractual restrictions.

(8)	Cash and cash equivalents includes $12,446,994 segregated for certain unfunded commitments.

Aggregate purchases and aggregate sales of securities, other than Government securities, totaled $368,358,429 and $87,035,206 respectively. Aggregate purchases includes securities received as payment in kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities as of September 30, 2006 was $359,802,893, or 73.51% of total cash and investments of the Company.

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations

For the Year Ended September 30, 2006

Investment income
Interest income from investments in securities of unaffiliated issuers	$29,922,190
Interest income from investments in affiliates	4,069,617
Accretion of market discount	274,742
Income from original issue discount	103,569
Other income - non-affiliates	2,794,051
Other income - affiliates	172,814
Total interest and related investment income	37,336,983

Operating expenses
Performance fees (Notes 3 and 7)	8,356,814
Management and advisory fees	3,600,000
Interest expense	3,413,592
Credit enhancement fees	521,671
Legal fees, professional fees and due diligence expenses	328,110
Amortization of deferred debt issuance costs	296,672
Commitment fees	275,728
Insurance expense	241,466
Directors fees	108,500
Custody fees	100,000
Other operating expenses	416,502
Total expenses	17,659,055

Net investment income	19,677,928

Net realized and unrealized gain on investments
Net realized gain from:
Investments in securities of unaffiliated issuers	6,396,098
Investments in securities of affiliates	544,883
Net realized gain on investments	6,940,981

Net change in net unrealized gain
Net unrealized gain, beginning of year	15,493,854
Net unrealized gain, end of year	26,273,011
Net change in unrealized gain on investments	10,779,157
Net realized and unrealized gain on investments	17,720,138

Distributions to preferred shareholders	(3,682,689)
Net change in reserve for potential dividends to preferred shareholders	(189,148)

Net increase in net assets applicable to common shareholders resulting from operations	$33,526,229

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2006	September 30, 2005
Total common shareholder committed capital	$300,000,000	$300,000,000

Net assets applicable to common shareholders, beginning of year	$138,820,731	$90,820,626

Common shareholder contributions	171,000,000	39,000,000
Equity placement and offering costs charged to paid-in capital	-	(1,324,495)
Common shareholder contributions, net	171,000,000	37,675,505

Net investment income	19,677,928	1,490,200
Net realized gain on investments	6,940,981	2,478,424
Net change in unrealized gain on investments	10,779,157	14,071,185
Distributions to preferred shareholders from net investment income	(2,977,730)	(624,530)
Distributions to preferred shareholders from net realized gains	(704,959)	(286,093)
Net change in reserve for potential dividends to preferred shareholders	(189,148)	195,414
Net increase in net assets applicable to common shareholders resulting
from operations	33,526,229	17,324,600

Distributions to common shareholders from:
Net investment income	(22,840,811)	(4,800,794)
Net realized gains	(6,236,022)	(2,199,206)
Total distributions to common shareholders	(29,076,833)	(7,000,000)

Net assets applicable to common shareholders, end of year (including distributions in excess of net investment income of $10,046,992 and
$3,906,379, respectively)	$314,270,127	$138,820,731

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows

For the Year Ended September 30, 2006

Operating activities
Net increase in net assets applicable to common shareholders
resulting from operations	$33,526,229
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash used in operating activities:
Net realized gain on investments	(6,940,981)
Net change in unrealized gain on investments	(10,779,157)
Dividends paid to preferred shareholders	3,682,689
Increase in reserve for potential dividends to preferred shareholders	189,148
Income from original issue discount	(103,569)
Accretion of market discount	(274,742)
Income from paid in-kind and other capitalized income	(1,485,390)
Amortization of deferred debt issuance costs	296,672
Changes in assets and liabilities:
Purchases of investment securities	(368,358,429)
Proceeds from sales, maturities and paydowns of investment securities	87,035,206
Increase in prepaid expenses and other assets	(293,120)
Increase in accrued interest income	(7,459,970)
Increase in receivable for investment securities sold	(9,242,684)
Decrease in payable for securities purchased	(11,128,707)
Increase in performance fee payable	8,356,813
Increase in director fees payable	42,500
Increase in accrued expenses and other liabilities	102,820
Net cash used in operating activities	(282,834,672)

Financing activities
Proceeds from issuance of common shares	180,000,000
Proceeds from issuance of auction rate money market preferred shares	65,000,000
Dividends to common shareholders	(32,576,833)
Proceeds from draws on credit facility	214,000,000
Paydowns on credit facility	(209,000,000)
Dividends paid to auction rate money market preferred shareholders	(3,666,174)
Dividends paid to Series Z preferred shareholders	(16,515)
Net cash provided by financing activities	213,740,478

Net decrease in cash and cash equivalents	(69,094,194)
Cash and cash equivalents at beginning of year	89,556,522
Cash and cash equivalents at end of year	$20,462,328

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements

September 30, 2006

1. Organization and Nature of Operations

Special Value Expansion Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on August 12, 2004. Investment operations commenced and initial funding was received on September 1, 2004. The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure. GMAM Investment Funds Trust II (“GMAM”) owns 99.5% of the Company’s common shares.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company. TCP is controlled and managed by Tennenbaum & Co., LLC (“Tennenbaum & Co.”) and certain affiliates. The Company, TCP, Tennenbaum & Co., and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors. The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company. The Board of Directors consists of three persons, two of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company’s Directors. The remaining Directors of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

Total maximum capitalization of the Company is targeted at $600 million, consisting of $300 million of capital committed by investors to purchase the Company’s common shares, $100 million of Auction Rate Money Market Preferred Shares (“APS”), $200 million under a Senior Secured Revolving Credit Facility (the “Senior Facility”), $156,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7). The contributed investor capital, APS and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company. Substantially all of these investments will be included in the collateral for the Senior Facility and are available to pay certain fees and expenses of the Company incurred in connection with its organization and capitalization. At September 30, 2006, there was $80 million outstanding under the Senior Facility.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2006

1. Organization and Nature of Operations (continued)

Credit enhancement with respect to the APS and Senior Facility is provided by a AAA/Aaa rated monoline insurer (the “Insurer”) through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer. Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility. The cost of the surety polices is 0.11% for unutilized portions of the Money Market preferred shares and the Senior Facility and 0.24% for the outstanding portions of those sources of capital.

The Company will liquidate and distribute its assets and will be dissolved at September 1, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests. However, the Operating Agreement will prohibit the liquidation of the Company prior to September 1, 2014 if the APS are not redeemed in full prior to such liquidation.

Investor Capital

Investors committed to purchase $300 million of the Company’s common shares over a two-year period on dates specified by the Company. As of September 30, 2006, the Company has called and received all of the common shareholder contributions as follows:

Call Date	Share Issuance Date	Percent of Commitment
September 1, 2004	September 1, 2004	20.00%
November 1, 2004	November 1, 2004	10.00%
March 18, 2005	May 2, 2005	3.33%
April 18, 2005	May 2, 2005	6.67%
September 30, 2005	November 1, 2005	3.00%
November 1, 2005	December 1, 2005	12.00%
February 1, 2006	March 1, 2006	10.00%
May 10, 2006	June 1, 2006	15.00%
August 1, 2006	September 1, 2006	20.00%

Auction Rate Money Market Preferred Capital

At September 30, 2006, the Company had 2,000 shares of APS issued and outstanding with a liquidation preference of $50,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). The APS are redeemable at the option of the Company, subject to certain limitations. Additionally, under certain conditions, the Company may be required to either redeem certain of the APS or repay indebtedness, at the Company’s option. Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act. As of September 30, 2006, the Company was in full compliance with such requirements.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2006

1. Organization and Nature of Operations (continued)

The auction agent receives a fee from the Company for its services in connection with auctions of APS and compensates broker-dealers at an annual rate of 0.25% of the purchase price of the shares of the APS that are issued and outstanding. The Company entered into an agreement with a major broker-dealer to underwrite initial issuances of the APS for a two-year period based on an agreed-upon drawdown schedule and subject to certain criteria.

The issuances of the APS total $100 million of the Company’s total capitalization. On November 17, 2004, the Company received $35.0 million upon issuance of 700 shares of APS. On February 2, 2006, the Company received $65.0 million upon issuance of 1,300 shares of APS.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying audited financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In the opinion of the Investment Manager, the financial results of the Company included herein contain all adjustments necessary to present fairly the financial position of the Company as of September 30, 2006, the results of its operations and cash flows for the year then ended, and the changes in net assets for each of the two years in the period then ended. The following is a summary of the significant accounting policies of the Company.

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with the Senior Facility and Statement of Preferences for the APS.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2006

2. Summary of Significant Accounting Policies (continued)

Investments listed on a recognized exchange, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Liquid investments not listed on a recognized exchange are valued by an approved nationally recognized security pricing service or by using either the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker-dealers. At September 30, 2006, all but 5.33% of the cash and investments were valued based on prices from a recognized exchange, nationally recognized third-party pricing service or an approved third-party appraisal.

Investments not listed on a recognized exchange nor priced by an approved source (“Unquoted Investments”) are valued as follows for purposes of inclusion as permitted collateral in the borrowing base of the Senior Facility:

a) for semi-liquid investment positions with a value of $15 million or greater but less than $30 million, the most recent quote provided by an approved investment banking firm;

b) for semi-liquid investment positions with a value greater than $30 million, the most recent valuation provided by an approved third-party appraisal; and

c) for illiquid investment positions with a value of $15 million or greater, the most recent valuation provided by an approved third-party appraisal.

However, notwithstanding items (a) through (c), above, the Investment Manager may determine the market value of Unquoted Investments without obtaining a third-party quote or appraisal, up to an aggregate of 5% of the total capitalization of the Company.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors, with such fair valuations subject to their approval. Fair value is generally defined as the amount for which an investment could be sold in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the Company’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The Investment Manager generally uses threemethods to fair value securities:

(i) Cost Method. The cost method is based on the original cost of the securities to the Company. This method is generally used in the early stages of a portfolio company’s development until significant positive or negative events occur subsequent to the date of the original investment by the Company in such company that dictate a change to another valuation method.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2006

2. Summary of Significant Accounting Policies (continued)

(ii) Private Market Method. The private market method uses actual, executed, historical transactions in a portfolio company’s securities by responsible third parties as a basis for valuation. In connection with utilizing the private market method, the Investment Manager may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

(iii) Analytic Method. The analytical method is generally used by the Investment Manager to value an investment position when there is no established public or private market in the portfolio company’s securities or when the factual information available to the Investment Manager dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is based on the judgment of the Investment Manager, using data available for the applicable portfolio securities.

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the securities sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days. Cash equivalents of $12,446,994 at September 30, 2006 were segregated at the Company’s custodian to collateralize certain unfunded commitments.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2006

2. Summary of Significant Accounting Policies (continued)

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company’s policy that its custodian take possession of the underlying collateral securities, for which the fair value exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Investments in Restricted Securities

The Company may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Statement of Investments. Restricted securities, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Investments in Foreign Securities

The Company may invest in securities traded in foreign countries and denominated in foreign currencies. At September 30, 2006, the Company did not hold any investments denominated in foreign currencies.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies, when they occur, are translated into U.S dollars on the respective dates of such transactions.  As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign security transactions may be affected by fluctuations in foreign exchange rates. Such fluctuations would be included in the net realized and unrealized gain or loss from investments.

Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2006

2. Summary of Significant Accounting Policies (continued)

Debt Issuance Costs

Costs of $2.4 million were incurred in connection with placing the Company’s Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Company’s operations.

Equity Placement and Offering Costs

Placement costs for the Company’s APS capital were $1.0 million. Offering costs totaled $0.4 million. These costs were charged to paid-in capital.

Organization Costs

Organization costs of $0.3 million were incurred in connection with the formation of the Company and expensed to operations at the inception of the Company in 2004.

Purchase Discounts

The majority of the Company’s high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Company considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes for which, because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded at year-end to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2006

2. Summary of Significant Accounting Policies (continued)

Dividends to Common Shareholders

Dividends and distributions to common shareholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board of Directors, which has provided the Investment Manager with criteria for such distributions, and is generally based upon estimated taxable earnings. Net realized capital gains are distributed at least annually. The Company declared distributions of $29.1 million and $7.0 million to common shareholders during the years ended September 30, 2006 and 2005, respectively, and has distributed $36.1 million since inception.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted permanent book and tax differences. These adjustments are due to differing book and tax treatments for short-term realized gains and have no impact on net assets or the results of operations.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at September 30, 2006 were as follows:

Unrealized appreciation	$37,317,269
Unrealized depreciation	(11,044,258)
Net unrealized appreciation	26,273,011
Cost	$442,712,625

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2006

2. Summary of Significant Accounting Policies (continued)

The tax character of distributions paid during the years ended September 30, 2006 and 2005 was as follows:

	2006	2005
Common distributions:
Ordinary income	$31,652,741	$3,500,000
Long-term capital gains	924,092	-
Total common distributions	$32,576,833	$3,500,000

Preferred distributions:
Ordinary income	$3,578,224	$910,623
Long-term capital gains	104,465	-
Total preferred distributions	$3,682,689	$910,623

Tax-basis undistributed ordinary income at September 30, 2006 was $2,737,708.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FIN No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 requires recognition of tax benefits that satisfy a greater than 50% probability threshold. FIN No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 is effective for the Company beginning October 1, 2007. At this time, the Company is assessing the potential impact of FIN 48 on the financial statements.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2006

2. Summary of Significant Accounting Policies (continued)

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements, but provides guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information. This statement is effective for the Company beginning October 1, 2008. At this time, the Company is assessing the potential impact of SFAS No. 157 on the financial statements.

3. Allocations and Distributions

As set forth in the Investment Management Agreement, distributions made to common shareholders and performance fees paid to the Investment Manager with respect to any accounting period are determined as follows:

a)  First, 100% to the common shareholders based on their respective proportionate capital contributions as of the end of such accounting period until the amount distributed to each common shareholder, together with amounts previously distributed to such shareholder, equals a 12% annual weighted-average return on undistributed capital attributable to the common shares;

b) Then, 100% to the Investment Manager as a performance fee until the cumulative amount of such fees equals 25% of all amounts previously distributed to the common shareholders pursuant to clause (a) above; and

c) All remaining amounts: (i) 80% to the common shareholders based on their proportionate capital contributions as of the end of such accounting period and (ii) 20% to the Investment Manager as performance fee.

The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions. Performance fees payable to the Investment Manager are accrued in accordance with the manner used to determine distributions as specified above. At September 30, 2006, the Company’s cumulative annual return exceeded the 12% threshold, and the Investment Manager had accrued $12,784,699 in unpaid performance fees. A liability for this amount is reflected in the accompanying financial statements. On October 2, 2006, the Company paid $2,623,168 of the liability in connection with the distribution paid to common shareholders on September 29, 2006.

The APS dividend rate is determined by auction at periodic intervals and was 5.32% per annum as of September 30, 2006.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2006

3. Allocations and Distributions (continued)

The Series Z share dividend rate is fixed at 8% per annum.

4. Management Fees and Other Expenses

Pursuant to the advisory agreement, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 0.60% of the sum of the total common shareholder commitments, APS and debt potentially issuable in respect of such common commitments, subject to reduction by the amount of the debt when no facility is outstanding and the amount of the APS when less than $1 million in liquidation value of preferred stock is outstanding. For purposes of computing the management fee, total committed capital is $600 million consisting of $300 million of capital committed by investors to purchase the Company’s common shares, $100 million of APS and $200 million of debt. In addition, the Investment Manager is entitled to a performance fee as discussed in Note 3, above.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

5. Senior Secured Revolving Credit Facility

The Company has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (“Senior Facility”). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $200 million (“Total Maximum Commitment”), subject to certain draw down criteria. Amounts drawn under the Senior Facility may be repaid, in whole or in part, at the election of the Company, and redrawn subject to the draw down criteria. The Senior Facility matures November 17, 2012, subject to extension by the lenders at the request of the Company for one 12-month period. Amounts outstanding under the Senior Facility at September 30, 2006 totaled $80 million. As of September 30, 2006, interest payable on amounts outstanding under the Senior Facility was $102,711. For the year ended September 30, 2006, daily weighted-average debt outstanding was $64,024,658.  The weighted-average interest rate on debt outstanding during the year was 5.33%. Interest payments made under the Senior Facility totaled $3,328,684 for the year ended September 30, 2006.

Advances under the Senior Facility bear interest, at the issuer’s option, at either (i) the Eurodollar Rate or Commercial Paper Rate for interest periods of one, two, three, or six months plus 0.43% per annum; or (ii) the higher of (x) the “Prime Rate” plus 0.43% per annum and (y) the “Federal Funds Effective Rate,” plus 0.50% per annum. Additionally, advances under the swingline facility bear interest at either the Eurodollar Rate or Commercial Paper Rate plus 0.43% per annum. Interest payments vary from monthly to quarterly based on the nature of the advance.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2006

5. Senior Secured Revolving Credit Facility (continued)

In addition to amounts due on outstanding debt, the Senior Facility accrues fees of 0.20% per annum for the first 550 days following the inception of the credit agreement, and 0.30% thereafter, on the difference between the Total Maximum Commitment and the outstanding balance on the Senior Facility, provided that certain minimum borrowing amounts are achieved based on the table below. In the event the minimum borrowing amounts are not met or exceeded during the respective fee periods, the fees will accrue at 0.43% per annum on the Minimum Borrowing Amount as defined in the table below, in addition to 0.20% per annum for the first 550 days following the inception of the credit agreement, and 0.30% thereafter on the difference between the Total Maximum Commitment and the Minimum Borrowing Amount.

Period	Minimum Borrowing Amount
From Closing Date to End of Month 10 following the Closing Date	0% of Total Maximum Commitment

From Beginning of Month 11 to End of Month 15 following the Closing Date	15% of Total Maximum Commitment

From Beginning of Month 16 to End of Month 20 following the Closing Date	30% of Total Maximum Commitment

From Beginning of Month 21 to End of Month 24 following the Closing Date	40% of Total Maximum Commitment

From Beginning of Month 25 to Maturity	75% of Total Maximum Commitment

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s securities activities involve execution, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers, dealers, and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2006

7. Preferred Capital

In addition to the APS capital described in Note 1, the Company had one Series S preferred share authorized but unissued and 312 Series Z preferred shares authorized, issued and outstanding as of September 30, 2006.

Series S Preferred Share

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates. On May 9, 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share. Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee and which, accordingly, now reduces operating income as reflected in the Statement of Operations. The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Series Z Preferred Shares

The Company issued 312 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 8% of liquidation preference. The Series Z preferred shares rank on par with the APS with respect to the payment of dividends and distribution of amounts on liquidation, and vote with the APS as a single class. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2006

8. Shareholders’ Capital

Issuances of common stock to and subscriptions of common stock by the Company’s investors for the years ended September 30, 2006 and 2005 were as follows:

	Year Ended September 30, 2006	Year Ended September 30, 2005
Number of common shares issued	311,123	115,627
Number of common shares subscribed and pending issuance	-	16,335
Less: number of common shares subscribed in prior year	(16,335)	(58,275)
Net increase	294,788	73,687

Gross proceeds from share issuance	$180,000,000	$60,000,000
Subscription receivable for common shares	-	9,000,000
Less: proceeds from shares subscribed in prior year	(9,000,000)	(30,000,000)
Offering costs	-	(392,495)
APS placement costs	-	(932,000)
Net proceeds	$171,000,000	$37,675,505

9. Indemnifications

The Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company expects the risk of loss to be remote.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2006

10. Financial Highlights

	Year Ended September 30, 2006	Year Ended September 30, 2005	Period from September 1, 2004 to September 30, 2004
Per Common Share (1)
Net asset value, beginning of period	$550.96	$509.44	$499.43

Investment operations
Net investment income (loss)	50.20	8.43	(2.65)
Net realized and unrealized gain	54.11	79.06	14.52
Distributions to preferred shareholders from net investment income	(7.23)	(2.92)	-
Distributions to preferred shareholders from net realized gains	(1.71)	(1.34)
Net change in reserve for potential dividends to preferred shareholders	(0.56)	(1.16)	(1.86)
Total from investment operations	94.81	82.07	10.01
Distributions to common shareholders from:
Net investment income	(55.75)	(22.71)	-
Net realized gains	(15.22)	(10.41)	-
Total distributions to common shareholders	(70.97)	(33.12)	-
Decrease in net assets from equity placement and offering costs charged to paid-in capital	-	(7.43)	-
Net asset value, end of period	$574.80	$550.96	$509.44

Period return on invested assets (2), (3)	20.22%	28.35%	9.14%
Period return to common shareholders before performance fee (2)	22.53%	20.21%	1.85%
Less: performance fee (2)	4.83%	3.80%	0.37%
Net period return to common shareholders (2), (4)	17.70%	16.41%	1.48%

Ratios and Supplemental Data:
Ending net assets applicable to common shareholders	$314,270,127	$138,820,731	$90,820,626
Total expenses / average common equity, including performance fees of 3.91%, 3.84%, and 4.40%, respectively (5)	8.27%	9.57%	13.49%
Net investment income (loss) / average common equity (5)	9.22%	1.36%	(8.08%)
Portfolio turnover rate (2)	27.44%	13.73%	1.22%
Weighted-average debt outstanding	$64,024,658	$9,479,452	$-
Weighted-average number of shares	392,502	202,102	120,000
Average debt per share	$163.12	$46.90	$-

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2006

10. Financial Highlights (continued)

Annualized Inception to Date Performance Data as of September 30, 2006:

Return on common equity (4)	17.14%
Return on invested assets (3)	28.43%
Internal rate of return (6)	17.00%

Asset Coverage:

	September 30,
	2006	2005	2004
Series A Preferred Stock:
Shares outstanding	2,000	700	-
Involuntary liquidation value per share	$50,104	$50,022	n/a
Asset coverage per share	$137,324	$113,025	n/a

Series S Preferred Stock:
Shares outstanding	-	-	1
Involuntary liquidation value per share	n/a	n/a	$223,157
Asset coverage per share	n/a	n/a	$53,530,412

Series Z Preferred Stock:
Shares outstanding	312	312	312
Involuntary liquidation value per share	$531	$544	$503
Asset coverage per share	$1,455	$1,229	$120,739

Senior Secured Revolving Credit Facility:
Debt outstanding	$80,000,000	$75,000,000	-
Asset coverage per $1,000 of debt outstanding	$6,175	$3,319	n/a

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2006

10. Financial Highlights (continued)

Notes to Financial Highlights:

(1)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(2)	Not annualized for periods of less than one year.

(3)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(4)
Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis as described in Chapter 2 of the AIMR Performance Presentation Standards Handbook (1997).

(5)
Annualized for periods of less than one year. These ratios included interest expense and performance fees but do not reflect the effect of dividend payments to preferred shareholders. The ratio of expenses to average net assets is higher in earlier periods, and net investment income to average net assets is reduced, due to the Company’s relatively smaller capital base while the Company is ramping up.

(6)
Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced in earlier periods due to the equity placement and offering costs that were charged to paid-in capital and the organizational costs that were expensed at the inception of the Company. IRR is lower than return on equity as the equity placement and offering costs did not have a P&L impact on the return on equity calculation.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation (% of Cash and Investments)
(unaudited)

September 30, 2006

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers
(Unaudited)

The Directors and executive officers of the Company are listed below. The Board of Directors governs the Company and is responsible for protecting the interests of shareholders. The Directors are experienced executives who meet periodically throughout the year to oversee the Company’s activities, review contractual arrangements with service providers to the Company, and review the Company’s performance. Each Director and executive officer serves for an indefinite term. Correspondence for each Director or officer may be sent to: c/o Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405.

The Company’s Form N-2 includes more information about the Directors. Shareholders may request a free copy by calling (310) 566-1000. Collect calls for this purpose are accepted.

1. Independent Directors

Name (Age)
Principal Occupation(s)

Richard P. Bermingham (67)

• Year of Election or Appointment: 2004

• Director and Chairman of the Audit Committee of the Company. Mr. Bermingham retired in 1994 as CEO and President of Sizzler International, which was a $1 billion fast food enterprise. His career started at Sizzler as Vice President of Finance, having joined them after five years as an auditor with Arthur Andersen. During the past several years, Mr. Bermingham has been engaged in real estate development and investing activities as a private investor. He currently serves as a Director and Audit Committee Chairman of Herbalife International of America and Interactive Health, Inc., as well as a Director on the Boards of EaglePicher Corp and Jordano’s, Inc. Mr. Bermingham has previously served as Vice Chairman of the Board of Directors of American Golf Corporation and as a Director and Audit Committee Chairman of Farr Company, National Golf Properties, American Coin Merchandising, and Genius Products. He has also served as a Director of Sizzler International, Inc., Collins Foods International, Inc., the California Restaurant Association, Sanwa Bank, University of Colorado Foundation and Business School, Chief Executives Organization, and the Boy Scouts of America. He is a graduate of the University of Colorado. Mr. Bermingham oversees one portfolio in the fund complex.

Harold T. Bowling (71)
•  Year of Election or Appointment: 2004

•  Director and Audit Committee Member of the Company. Mr. Bowling retired in 1997 as President of Lockheed Martin Aeronautics International, previously serving as Director of Strategic Planning and Vice President, Corporate Development, where he was responsible for all merger and acquisition activity. He has a degree in aeronautical engineering from the Georgia Institute of Technology and an M.B.A. from Georgia State University. He is a Director of Pemco Aviation Group, as well as its Vice-Chairman and is Chairman of both its Compensation and its Strategic Planning Committees. Also, he is a member of the Foundation Board of St. Joseph Hospital. Mr. Bowling oversees one portfolio in the fund complex.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (continued)
(Unaudited)

2. Interested Directors and Officers

Name (Age)
Principal Occupation(s)

Michael E. Tennenbaum (71)
•  Year of Election or Appointment: 2004
•  Director and Authorized Person of the Company. Mr. Tennenbaum is a co-founder of TCP and serves as its Senior Managing Partner and as a voting member of its Investment Committee. Before forming TCP in 1996, Mr. Tennenbaum served for 32 years in various capacities at Bear Stearns, including Vice Chairman, Investment Banking. His responsibilities at Bear Stearns included managing the firm’s Risk Arbitrage Department, Investment Research Department, Options Department, and its Los Angeles Corporate Finance Department. Mr. Tennenbaum has served on the Boards of many public and private companies. He currently serves as Chairman of Pemco Aviation Group, Inc. and Chairman of the Board of Anacomp, Inc. He previously served as a Director of Bear Stearns Companies, Inc., Jenny Craig, Inc., Tosco Corporation and Party City Corporation.

Mr. Tennenbaum is Trustee Emeritus of the Georgia Tech Foundation and was Chairman of its Investment Committee; he is Founder of the Tennenbaum Institute for Enterprise Transformation at the Georgia Tech School of Industrial and Systems Engineering. He is a Vice-Chairman of the Board of Governors of the Boys & Girls Clubs of America and Chairman of its investment group; he is a member of the Committee on University Resources (COUR) at Harvard University; he is a Director of the Los Angeles World Affairs Council; he is a Board member of the RAND Center for Asia Pacific Policy (CAPP); he is a Member of the UCLA School of Medicine Board of Visitors and Founder of the Tennenbaum Interdisciplinary Center at the Neuropsychiatric Institute at UCLA; he is also a member of the National Innovation Initiative Strategy Council. Mr. Tennenbaum was a member of the Harvard Business School Board of Associates; was a Commissioner on the Intercity High-Speed Rail Commission for California and Chairman of the California High-Speed Rail Authority. He served as Chairman of the Special Financial Advisory Committee to the Mayor of Los Angeles.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (continued)
(Unaudited)

A graduate of the Georgia Institute of Technology with a degree in Industrial Engineering, Mr. Tennenbaum received an M.B.A. with honors from the Harvard Business School. Mr. Tennenbaum oversees one portfolio in the fund complex as a director.

Mark K. Holdsworth (41)

•  Year of Election or Appointment: 2004

• Authorized Person of the Company. Mr. Holdsworth is also a Founding Partner and Managing Partner of TCP, and is a voting member of its Investment Committee. He also serves as Chairman of the Board of Directors of the International Wire Group, is Vice Chairman of EaglePicher Corporation and a Director of Parsons Corporation. Prior to joining TCP in 1996, he was a Vice President, Corporate Finance, of US Bancorp Libra, a high-yield debt securities investment banking firm. Before employment with US Bancorp Libra, he worked as a generalist in Corporate Finance at Salomon Brothers, Inc., and earlier as an Associate at a Los Angeles real estate advisory firm. He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science (concentration in Mechanical Engineering) from the California Institute of Technology, and an M.B.A. from Harvard Business School.

Howard M. Levkowitz (39)

• Year of Election or Appointment: 2004

•  President and Authorized Person of the Company. Mr. Levkowitz is also a co-founder and Managing Partner of TCP, and is a voting member of its Investment Committee. Prior to joining TCP in the beginning of 1997, Mr. Levkowitz was an attorney specializing in real estate, securitization and insolvencies at Dewey Ballantine. He also worked for Trammell Crow, a national real estate development firm. Mr. Levkowitz is President of TCP’s registered funds and head of TCP’s public markets investments. He served on the boards of both public and private companies, including Party City Corporation and has served on a number of formal and informal creditor committees. He currently serves as President of the Board of Directors of Maimonides Academy. He received a B.A. in History with high honors from the University of Pennsylvania, a B.S. in Economics (concentration in finance) with high honors from The Wharton School, and a J.D. from the University of Southern California. Mr. Levkowitz oversees four portfolios in the fund complex as a director.

Hugh Steven Wilson (58)

• Year of Election or Appointment: 2005

•  Chief Executive Officer and Authorized Person of the Company. Mr. Wilson also serves as a Managing Partner and member of the Investment Committee of TCP. He retired from the international law firm of Latham & Watkins on January 1, 2005, where, as a senior partner, he had focused on mergers and acquisitions. He is the former Global Co-Chair of Latham & Watkins’ Mergers and Acquisitions Practice Group and the former Chairman of both the national Litigation Department and the national Mergers and Acquisitions Litigation Practice Group. Mr. Wilson has served as Tennenbaum Capital Partners’ primary outside counsel since its inception. He is a member of the board of directors of Pemco Aviation Group, Inc., Enterasys Networks, Inc. and the Elizabeth Glaser Pediatric Aids Foundation. He received a J.D. degree from the University of Chicago Law School in 1971, where he was a member of the law review and Order of the Coif. Mr. Wilson received a Master of Laws degree from Harvard Law School in 1972 and a B.A. in Political Science from Indiana University in 1968.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (continued)
(Unaudited)

Steven C. Chang (33)

• Year of Election or Appointment: 2006

• Authorized Person of the Company until October 2006. Mr. Chang is also a Partner of TCP and, until October 2006, was a voting member of its Investment Committee. Prior to joining TCP in 2002, he was a Principal at Barnard & Co., a private equity investment group managing approximately $2 billion focused on growth financings for information technology, business services, and communications companies. Prior to that, he was an analyst at Goldman, Sachs & Co. in Special Situations, a principal investment group focused on distressed strategies and capital structure arbitrage, and an investment banker in the Mergers & Acquisitions and Healthcare groups. Mr. Chang currently serves as a representative for TCP to the boards of Celerity Group, Inc., Enterasys Networks, Inc., Lawson Software, Inc., ITC^DeltaCom, Inc. and On-Line Resources, Inc. He is a board observer at Information Resources, Inc. and Vitesse Semiconductor. He is a graduate of Stanford University where he received both a B.S. and an M.S. in Biological Sciences, and an A.B. with Distinction in Quantitative Economics.

José E. Feliciano (33)

• Year of Election or Appointment: 2006

• Authorized Person of the Company until October 2006. Mr. Feliciano is also a Partner of TCP and, until October 2006, was a voting member of its Investment Committee. Prior to joining TCP in 2001, he served as Chief Financial Officer of govWorks, Inc., where he managed the finance, corporate development and human resource functions. Previously, he spent several years at Goldman, Sachs & Co. in the Mergers & Acquisitions and Corporate Finance departments and worked as an Associate at the Latin American Enterprise Fund, an international private equity firm that focused on providing growth capital for manufacturing, distribution, financial services and media companies. He has served on a number of formal and informal creditor committees. He is also a member of the Board of Trustees of the Neighborhood Youth Association, a Los Angeles-based non-profit organization. Mr. Feliciano received a B.S. in Mechanical & Aerospace Engineering (Magna Cum Laude) from Princeton University and an M.B.A. from Stanford University.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (continued)
(Unaudited)

Peyman S. Ardestani (37)

• Year of Election or Appointment: 2006

• Chief Financial Officer of the Company. Mr. Ardestani is also Chief Financial Officer of TCP. Prior to joining TCP, he was a Vice President at Mellon Financial Corporation, where he provided back office services to investment management companies and served as a business analyst in developing the company’s back office products and services. Previously, he was an Assistant Vice President at Trust Company of the West, where he was an operations manager. He received a B.S. in Business Administrations, with a concentration in Finance, from California State University, Northridge, and is a Chartered Financial Analyst.

Paul L. Davis (32)

• Year of Election or Appointment: 2004

• Chief Compliance Officer of the Company. Mr. Davis also serves as Chief Compliance Officer and Vice President, Finance of TCP. He was formerly employed as Corporate Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor. He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the State of California.

David A. Hollander (45)

• Year of Election or Appointment: 2004

• Secretary and Authorized Person of the Company. Mr. Hollander also serves as a Managing Director and as General Counsel of TCP, and is a member of its Investment Committee. Prior to joining TCP in 2002, he worked for sixteen years as an attorney at O'Melveny & Myers. He specialized in leveraged finance, insolvency, and mergers and acquisitions. He has advised creditors, debtors, and boards of directors and has served on both formal and informal creditor committees. He received a B.S. in Economics (Summa Cum Laude) from The Wharton School of the University of Pennsylvania and a J.D. from Stanford Law School, where he was Associate Editor of the Stanford Law Review.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Changes in Persons Primarily Responsible for Portfolio Management
(Unaudited)

As disclosed in the Company’s Registration Statement on Form N-2, investments of the Company are managed by TCP acting through the voting members of TCP’s Investment Committee with respect to all assets (other than high quality fixed income instruments maturing in less than 367 days from purchase and other than hedging transactions) and utilizing the same macroeconomic and industry analysis together with an intensive bottom-up investment strategy which TCP employs on behalf of its other accounts and which TCP (and prior to its formation, TCO and Michael E. Tennenbaum) has employed since 1987. During October, 2006, Steven C. Chang and José E. Feliciano resigned as voting members of TCP’s Investment Committee in advance of their pending departure from TCP, and Michael E. Leitner became a voting member of TCP’s Investment Committee. Mr. Leitner’s background and experience is as follows:

Michael E. Leitner will be a Partner effective December 31, 2006 and is a voting member of the Investment Committee of TCP. He is currently a Managing Director at TCP. Prior to joining TCP, he served as Senior Vice President of Corporate Development for WilTel Communications, leading WilTel’s mergers and acquisitions effort. Prior to that, he served as Chief Executive Officer of GlobeNet Communications, leading the company through a successful turnaround and sale transaction, and Vice President of Corporate Development of 360networks. Prior to that, he served as Senior Director of Corporate Development for Microsoft Corporation, managing corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors. Prior to Microsoft, he was a Vice President in the M&A group at Merrill Lynch. He currently serves as a representative for Tennenbaum on the boards of ITC^DeltaCom, Inc. and Anacomp, Inc., and as a board observer to Wild Blue Communications, Inc.

He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Approval of Investment Management Agreement
(Unaudited)

On April 25, 2006, the Board of Directors of the Company, including the “non-interested” Directors (the “Independent Directors”), voted to approve the Investment Management Agreement between TCP and the Company (the “Investment Management Agreement”) for an additional one-year term.

In considering whether to continue the Company’s Investment Management Agreement, the Independent Directors reviewed the materials provided by TCP, fund counsel and independent counsel, which included, among other things, (i) fee and expense information of other comparable funds, (ii) a profitability analysis of TCP in providing services under the Investment Management Agreement and information regarding TCP’s financial condition, (iii) information regarding TCP’s performance and (iv) a memorandum outlining the legal duties of the Directors. The Independent Directors also met with senior personnel of TCP. The Independent Directors considered factors relating to both the selection of TCP and the approval of the compensation paid to TCP when reviewing the Investment Management Agreement. In particular, the Independent Directors considered the following.

(i) The nature, extent and quality of services provided by TCP. The Independent Directors reviewed the services that TCP provides to the Company, including, but not limited to, providing (a) ongoing monitoring and information regarding the Company’s investments, (b) a well developed due diligence process for investment opportunities, (c) well established risk management policies, and (d) pro-active monitoring, reporting and valuation mechanisms. The Independent Directors considered TCP’s ability to continue to perform the services required of it by the Company, including TCP’s financial condition and whether TCP had the financial and other resources necessary to continue to carry out its functions under its Investment Management Agreement with the Company. Additionally, the Independent Directors considered the services provided by TCP to other funds and investment vehicles that it manages.

The Independent Directors noted that as a limited life privately offered fund registered under the Investment Company Act, the Company was a somewhat unusual investment vehicle. It was also noted that TCP had developed reporting, valuation and other procedures that were customized to the needs of the Company, and that TCP had expertise in administering such procedures.

In addition, the Independent Directors considered the size, education, background and experience of TCP’s staff. They also took into consideration TCP’s quality of service and longevity in the industry. The Independent Directors further noted that TCP was responsive to the requests of the Directors. Lastly, the Independent Directors reviewed TCP’s ability to attract and retain quality and experienced personnel.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Approval of Investment Management Agreement
(Unaudited)

The Independent Directors concluded that the scope of services provided by TCP to the Company, including compliance with regulatory and tax reporting requirements and investment restrictions, was consistent with the nature, extent and quality of services expected of an advisor of an investment vehicle such as the Company, and that the level of services provided by TCP had not diminished over the past two years and was not expected to diminish in the future.

(ii) Investment performance of the Company and TCP. The Independent Directors reviewed the past investment performance of the Company, both on an absolute basis and as compared to other funds that had invested in similar investments, as well as general market indices, and the Independent Directors noted that the Company had performed satisfactorily.

The Independent Directors then reviewed TCP’s performance with respect to the funds and other clients for which it provides investment advisory services. The Independent Directors recognized that past performance is not an indicator of future performance, but determined that such information was relevant and found that TCP had the necessary expertise to continue to manage the Company in accordance with its investment objectives and strategies. The Independent Directors determined that the Company’s performance was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by TCP from the relationship with the Company. Next, the Independent Directors considered the cost of the services provided by TCP. As part of their analysis, the Independent Directors gave substantial consideration to the fees payable to TCP. The Independent Directors noted that TCP’s management fee is determined as 0.6% of total available capital through year eight, then 0.6% of aggregate common and preferred capital commitments through year ten, then 0.6% of common capital commitments thereafter. In addition, the Independent Directors considered that TCP is entitled to a potential carried interest of 20% of distributions of net income and gain after a 12% return to investors and a catch up for TCP.

In reviewing the management compensation, the Independent Directors considered the management fees and operating expense ratios of other comparable funds (the “Comparable Funds”) managed by TCP and by other managers. It was noted by the Independent Directors, however, that some of the Comparable Funds were business development companies, and the remainder of the Comparable Funds were not registered under the Investment Company Act. Further, it was noted that unlike some of the Comparable Funds, the Company’s registration under the Investment Company Act resulted in additional expenses and in additional potential liabilities for TCP, as well as uncertainty as to the term of the advisory engagement as a result of the Investment Company Act’s annual approval requirements. It was also noted that, unlike the Company, as private funds many of the Comparable Funds likely did not have boards of directors that the Comparable Funds’ advisors met with and reported to on a quarterly or more frequent basis. Finally, the Independent Directors considered the fact that unlike some of the Comparable Funds, 100% of origination and similar fees are retained by the Company rather than by TCP or by the Comparable Fund and its advisor on a shared basis.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Approval of Investment Management Agreement
(Unaudited)

Based upon the foregoing, the Independent Directors concluded that TCP’s management fee and carried interest entitlement were reasonable, compared to those of comparable unaffiliated funds and the management compensation received by TCP from other funds for which it provides advisory services.

The Independent Directors also reviewed information regarding the profitability to TCP of its relationship with the Company and information on the financial condition of TCP. The Independent Directors considered the level of TCP’s profits and whether the profits were reasonable. The profitability analysis took into consideration a review of TCP’s methodology for determining allocation of expenses. The Independent Directors found that the profits realized by TCP from its relationship with the Company were reasonable and consistent with TCP’s fiduciary duties. The Independent Directors also found that TCP had the financial resources necessary to continue to carry out TCP’s functions under its Investment Management Agreement with the Company.

(iv) The extent to which economies of scale would be realized as the Company grows and whether fee levels would reflect such economies of scale. The Independent Directors next considered the extent to which economies of scale would be realized as the Company grows and whether fees levels would reflect such economies of scale. In light of the Company’s predetermined size and policy of distributing all realized income, the Independent Directors determined that this factor was not relevant with respect to the current structure of the Company.

In approving the continuation of the Company’s Investment Management Agreement, no single factor was determinative to the decision of the Directors. Rather, after weighing all of the reasons discussed above, the Independent Directors unanimously approved the continuation of the Investment Management Agreement.

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a Code of Ethics that applies to its Chief Executive Officer and Chief Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of directors has determined that Richard P. Bermingham is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent" pursuant to the general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $50,600 for fiscal year 2006 and $46,000 for fiscal year 2005.

(b)  Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: $24,180 in 2006 and $0 in 2005. The services comprising such fees included assurance work related to preferred stock issuances.

(c)  Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $33,000 for fiscal year 2006 and $17,884.29 for fiscal year 2005. The services comprising such fees included tax return preparation, related tax advice and planning, and miscellaneous tax advice and consulting including concerning various regulated investment company organizational and compliance issues.

(d)  All Other Fees. Not applicable.

(e)  (1) Audit Committee’s pre-approval policies and procedures, pursuant to Item 4 of N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by Ernst & Young, the Registrant's independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by Ernst & Young and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by Ernst & Young to the Registrant's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.

(e)  (2)Not applicable.

(f)  Not applicable.

(g)  The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were: $57,180 for fiscal year 2006 and $17,884.29 for fiscal year 2005.

(h)   The Registrant's independent auditors did not provide non-audit services to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the audit committee of the board of directors has not considered whether any such services are compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Included in Annual Shareholder Report in Item 1.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

TENNENBAUM CAPITAL PARTNERS, LLC
PROXY VOTING POLICY

This policy has been adopted by Tennenbaum Capital Partners, LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Tennenbaum Capital Partners, LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940 (collectively “Tennenbaum”) provide investment advisory services. In connection with these investment advisory services, Tennenbaum exercises voting responsibilities for its clients through its corporate proxy voting process.

Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Fund, LLC, and Special Value Continuation Partners, LP have delegated to Tennenbaum the authority to vote proxies relating to their respective portfolio securities in accordance with this policy.

This policy is intended by Tennenbaum (i) to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940 (the “1940 Act”).

DEFINITIONS

“Client” means any person with whom Tennenbaum has a contract to perform discretionary investment management services and for whom Tennenbaum is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client’s account.

“Compliance Officer” means the Chief Compliance Officer, Tennenbaum Capital Partners, LLC.

“Conflict of Interest” means, as to any Client, any conflict between a pecuniary interest of Tennenbaum or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Tennenbaum to the Client.

“Investment Committee” means the Investment Committee of Tennenbaum or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

“Portfolio Manager” means, with respect to a Client, the particular Tennenbaum entity providing investment advisory services to such Client and the senior personnel responsible for such entity’s investment decisions.

“Proxy Voting Coordinator” means the individual appointed from time to time by Investment Committee to perform the proxy voting coordination functions described in this policy.

“Registered Fund” means any Client registered as an investment company under the 1940 Act.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

“Tennenbaum” means Tennenbaum Capital Partners, LLC and each of its affiliates that is subject to registration under the Advisers Act or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

OBJECTIVES

This policy defines procedures for voting securities held on behalf of each Client in respect of which Tennenbaum has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The primary objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents. In appropriate cases a related objective will be to obtain or maintain influence or control over management of a company.

This policy does not prescribe specific voting requirements. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Tennenbaum’s personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Tennenbaum may abstain from voting or decline a vote in those cases where, in Tennenbaum’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the Client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

Resolutions of Conflicts of Interest

It is unlikely that conflicts of interest will arise in the context of Tennenbaum’s proxy voting, because Tennenbaum does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

In addition, insofar as Tennenbaum refers discretionary votes to its portfolio managers, Tennenbaum’s Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxies from Tennenbaum’s Clients, on the other hand. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote, refer the vote to an independent third party or abstain from voting.

In the event a privately-placed security as to which Tennenbaum or its affiliated adviser entities negotiated more than price related terms is held by a Registered Fund and is the subject of a proxy solicitation or other voting or consent solicitation, and any unregistered fund or separate account managed by Tennenbaum or its affiliated adviser entities also owns securities of the same class as the security held by the Registered Fund that is the subject of the proxy, vote or consent, then Tennenbaum will vote such security in the same manner, at the same time and in amounts proportionate to each such entity’s or account’s investment in such security; provided that if Tennenbaum or its affiliated adviser entities believes that the foregoing policy is not in the best interests of a particular Client in a particular situation, Tennenbaum or its affiliated adviser entities shall be permitted to deviate from the foregoing policy only if it has (i) submitted a proposal to the boards of directors of each applicable Registered Fund explaining the basis for such deviation and (ii) received the approval of a majority of those directors of the Registered Fund who (a) during the previous two years have had no material business or professional relationship with any of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities (other than as a director of the Registered Fund) and (b) have no direct or indirect financial interest in the proxy solicitation, vote or consent other than through an investment in one or more of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities.

In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Tennenbaum avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its Clients and in the interests of maximizing the value of their portfolio holdings.

Proxy Voting Coordinator

The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

(i)
Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(ii)
Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Tennenbaum and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(iii)	Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

(iv)
Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Tennenbaum);

(v)	Accumulating Voting Results as set forth below in this policy and transmitting that information to the Compliance Officer in a timely manner; and

(vi)	Participating in the annual review of the policy function as set forth in this policy.

THE PROXY VOTING COORDINATOR MAY, WITH THE INVESTMENT COMMITTEE’S APPROVAL, DELEGATE ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS TO ONE OR MORE OTHER INDIVIDUALS EMPLOYED BY TENNENBAUM. ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS MAY BE PERFORMED BY SERVICE PROVIDERS ENGAGED BY TENNENBAUM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Tennenbaum may engage service provides and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Tennenbaum to evaluate proxy voting issues.

Portfolio Managers

The Portfolio Manager responsible for a particular Client is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The Portfolio Manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other Portfolio Managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Tennenbaum.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

(i)	The name of the issuer of the portfolio security;

(ii)	The exchange ticker symbol of the portfolio security;

(iii)	The CUSIP number for the portfolio security;

(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;

(vi)	Whether a vote was cast on the matter;

(vii)	How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.);

(viii)	Whether a vote was cast for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30 commencing July 31, 2004 with respect to the period ending June 30, 2004. Tennenbaum may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more other individuals employed by Tennenbaum.

Communicating Votes

The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more individuals employed by Tennenbaum. Tennenbaum may engage one or more service providers to facilitate timely communication of proxy votes. Tennenbaum is not responsible for voting proxies that are not forwarded on a timely basis. Tennenbaum does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Tennenbaum is authorized to vote proxies respecting the Client’s portfolio securities.

Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(i)
Review samples of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Tennenbaum is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

(ii)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

(iii)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

(iv)
Prepare a written report to the Investment Committee respecting the foregoing items and, if requested to do so by the Investment Committee, prepare a written report to the board of any Registered Fund.

Disclosure and Comments on Voting

Tennenbaum will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Tennenbaum, Proxy Voting Coordinator. It is the policy of Tennenbaum not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

Joining Insurgent or Voting Committees

It is the policy of Tennenbaum, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client’s investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

(i)	Copies of this policy as from time to time revised or supplemented;

(ii)	A copy of each proxy statement that Tennenbaum receives regarding Client securities;

(iii)	Voting Results for each Client;

(iv)	A copy of any document created by Tennenbaum that was material to making a decision on how to vote proxies on behalf of a Client;

(v)	A copy of each written Client’s request for information on how Tennenbaum voted proxies on behalf of the Client and Tennenbaum’s response thereto;

(vi)	Communications to Client respecting Conflicts of Interest; and

(vii)	All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Tennenbaum’ fiscal year during which the last entry was made on the record the first two years in an appropriate office of Tennenbaum. The Compliance Officer may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Tennenbaum promptly upon request.

Adopted by SVOF June 18, 2004
Adopted by SVEF August 19, 2004
Adopted by SVCF July 18, 2006
Adopted by SVCP July 18, 2006

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

(a)  (1) The four persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio as of December 8, 2006 are Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, and Michael E. Tennenbaum (together, the “Portfolio Managers”). The titles, business experience, and length of service of Messrs. Holdsworth, Levkowitz, and Tennenbaum are included in the “Directors and Officers” section of the Annual Shareholder Report in Item 1. The title, business experience, and length of service of Mr. Leitner is included in the “Changes in Persons Primarily Responsible for Portfolio Management” section of the Annual Shareholder Report in Item 1.

(a)  (2) Each of the Portfolio Managers is also primarily responsible for the day-to-day management of the portfolios of seven other accounts (the “Other Accounts”) managed by Tennenbaum Capital Partners, LLC (the “Investment Manager”), comprised of three other registered investment companies with combined assets of $2,301.3 million, three other pooled investment vehicles with combined assets of $110.6 million, and one separate account with assets of $1.1 million, each as of September 30, 2006. The advisory fee of each of these accounts is based in part on the performance of the account. Material conflicts of interest that may arise in connection with the Portfolio Managers’ management of the Registrant’s investments, on the one hand, and the investments of the Other Accounts, on the other, include the following:

The Other Accounts invest in assets eligible for purchase by the Registrant. The investment policies, fee arrangements and other circumstances of the Registrant may vary from those of the Other Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Registrant and the Other Accounts. In general, and except with respect to any of the Other Accounts that are being wound down or are feeder funds of one of the Other Accounts, the Investment Manager and its affiliates will allocate investment opportunities pro rata among the Registrant and the Other Accounts (assuming the investment satisfies the objectives of each) based on the amount of funds each then has available for such investment and under management by the Investment Manager and its affiliates. Investment opportunities in privately placed securities are subject to allocation procedures adopted by the Board of Directors and the terms of any co-investment exemptive order obtained for the Registrant. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, the Registrant may desire to retain an asset at the same time that one or more of the Other Accounts desires to sell it. The Investment Manager and its affiliates intend to allocate investment opportunities to the Registrant and the Other Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the Registrant and the Other Accounts. All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Registrant or the availability or size of a particular investment purchased or sold by the Registrant.

(a) (3)  Each of the Portfolio Managers except Mr. Tennenbaum receives a fixed salary from the Investment Manager. Additionally, each of the Portfolio Managers except Mr. Leitner receives fixed periodic distributions from the Investment Manager. Further, each of the Portfolio Managers receives periodic pro rata distributions of the profits of the Investment Manager based on his equity interest therein. Such distributions include performance fees paid to the Investment Manager by the Registrant, the other registered investment companies that pay performance fees, and the separate account. Performance allocations from the other registered investment company that is a limited partnership (the “LP”) are paid to the general partner of the LP (the “General Partner”). Performance allocations from the other pooled investment vehicles are paid to the managing member of each such vehicle (together, the “Managing Members”). Each of the Portfolio Managers receives periodic pro rata distributions of the profits of the Managing Members and the General Partner, based on his equity interests therein. Mr. Leitner does not currently have equity interests in the Investment Manager nor three of the Managing Members. Mr. Tennenbaum receives all distributions from the Investment Manager, the Managing Members, and the General Partner through Tennenbaum & Co., LLC (“TCO”), which holds Mr. Tennenbaum’s equity interest in such entities. Mr. Tennenbaum is the managing member of TCO. Each of the Portfolio Managers is also eligible for a discretionary bonus paid by the Investment Manager based on an assessment by the Investment Manager of the Portfolio Manager’s relative contribution to the Investment Manager’s overall activities. TCO is reimbursed by the Investment Manager, the Registrant, and/or one or more of the Other Accounts for the reasonable business use of a private aircraft. The Investment Manager pays a monthly rental fee to TCO for the use of certain personal property items.

(b)  (4) The dollar range of equity securities in the Registrant beneficially owned by each of the Portfolio Managers at September 30, 2006 is as follows:

Mark K. Holdsworth	$50,001-$100,000
Michael E. Leitner	none
Howard M. Levkowitz	$50,001-$100,000
Michael E. Tennenbaum	$100,001-$500,000

(c)  Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  The Registrant's Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b)  None.

ITEM 12.  EXHIBITS.

(a)  (1) Code of Ethics referred to in Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)      (2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)  Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Special Value Expansion Fund, LLC

By: /s/ Hugh Steven Wilson
Name: Hugh Steven Wilson Title: Chief Executive Officer Date: December 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Hugh Steven Wilson
Name: Hugh Steven Wilson Title: Chief Executive Officer Date: December 8, 2006

By: /s/ Peyman S. Ardestani
Name: Peyman S. Ardestani Title: Chief Financial Officer Date: December 8, 2006